Supplement, dated April 12, 2019,
for

Consultant Accumulator Variable Universal Life
Consultant Protector Variable Universal Life
Consultant SL Variable Universal Life
Consultant Variable Universal Life
Investor’s Select Variable Universal Life
TotalAccumulator Variable Adjustable Life

Issued by
Lincoln Benefit Life Company
Lincoln Benefit Life Variable Life Account
This supplement provides new information beyond that contained in the prospectus supplement dated October 30, 2017, and the statement of additional information for each of the variable life policies listed above (each a “Policy”). Please read this supplement carefully and keep it for future reference. No other action is required of you.

On October 2, 2017, LBL HoldCo, Inc. announced that a definitive agreement had been entered into for the acquisition of LBL HoldCo, Inc. and subsidiaries (including the Company) by SNH Acquisition, LLC, an affiliate of Global Bankers Insurance Group. On October 30, 2018, RL LP (formerly Resolution Life L.P.), provided notice to SNH Acquisition, LLC of the termination by RL LP of the agreement that had been entered into for the acquisition of LBL HoldCo, Inc. and subsidiaries (including the Company) by SNH Acquisition, LLC.

The terms and provisions of your Policy will not be changed by the termination of the agreement, and Lincoln Benefit Life Company will continue to honor all of its obligations under your Policy. Lincoln Benefit Life Company remains the named insurer under your Policy.

If you have any questions about this supplement, please contact your financial professional or our customer service center at (844)-768-6780.